UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

March 17, 2005

NETFRAN DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Florida	0-50051	65-0983277
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1220
Vienna, VA 22182

 (Address of principal executive offices) (Zip Code)

(703) 918-2430

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 14, 2005, Lloyd Griffiths and Todd Rowley resigned from our Board of Directors. Each of Mr. Griffiths and Mr. Rowley were independent Board members. In connection with their resignations, each of Mr. Griffiths and Mr. Rowley relinquished all of his vested stock options to acquire shares of the Corporation and its affiliates.

We have not named replacements for Mr. Griffiths or Mr. Rowley, although we are committed to appointing additional independent members to our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETFRAN DEVELOPMENT CORP.

By: /s/ Arne Dunhem
Name: Arne Dunhem
Title: President and Chief Executive Officer

Date: March 17, 2005